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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): May 28, 1997  (May 22, 1997)
                                                  ------------------------------


                                  BORDEN, INC.
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             (Exact name of registrant as specified in its charter)


           New Jersey                     I-71                  13-0511250
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  (State or other jurisdiction       (Commission file         (IRS Employer
      of incorporation)                  number)            Identification No.)


 180 East Broad Street,  Columbus, Ohio                          43215-3799
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(Address of principal executive offices)                         (zip code)


Registrant's telephone number, including area code:              614-225-4000
                                                              -----------------

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ITEM 5.  Other Events.

On May 22, 1997, Borden, Inc. (Borden) and Mid-America Dairymen Inc. (Mid-Am) announced a definitive agreement for Mid-Am to acquire the Borden/Meadow Gold Dairies, Inc., unit for $435 million, subject to certain adjustments. Under the terms of the transaction, Mid-Am will acquire the Meadow Gold, Viva, Lite Line and Mountain High brand names, and a license to use the Borden and Elsie the Cow trademarks in the United States on certain dairy products. Proceeds of the transaction will be used by Borden to pay down debt and invest in its businesses. The transaction is subject to customary regulatory review and intended to close as soon as practicable.

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ITEM 7.  Financial Statements and Exhibits.

     c.  Exhibit

         No.

         (99) News Release dated May 22, 1997 - "Mid-Am to Acquire Borden Dairy Business".

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BORDEN, INC.


Date:  May 28, 1997                     /s/ WILLIAM H. CARTER
                                        -------------------------------
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer &
                                        Duly Authorized Signing Officer)


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